Exhibit 10.7(b)
[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #2 TO SUPPLY AGREEMENT
Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122 (“Illumina”) and Guardant Health, Inc., a Delaware corporation having a place of business at 505 Penobscot Drive, Redwood City CA 94063 (“Customer”), entered into that certain Supply Agreement dated September 15, 2014, as amended (“Agreement”). Customer and Illumina may be referred to herein as “Party” or “Parties.” The Parties desire to amend the Agreement by entering into this Amendment #2 (“Amendment #2”) as of the date of last signature below (“Amendment #2 Effective Date”).
The Parties hereby agree as follows:
1.    Section 12.1 of the Agreement is amended in its entirety and replaced with the following:
“12.1 Term. This Agreement shall commence on the Amendment #2 Effective Date and terminate five (5) years thereafter unless otherwise terminated early as provided hereunder (“Initial Term”). Thereafter, this Agreement will automatically renew for successive one year periods (each such period, a “Renewal Term”), unless (i) earlier terminated as provided hereunder, or (ii) either Party provides notice of termination to the other Party not less than 12 months from the date such termination is to take effect. The Initial Term and any Renewal Terms will be collectively referred to as the “Term.”
2.    Exhibit A is hereby deleted in its entirety and replaced with the attached Exhibit A.
Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms. All capitalized terms not defined in this Amendment #1 shall have the meaning ascribed to them in the Agreement. This Amendment #2 may be executed in one or more counterparts, and each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.
IN WITNESS WHEREOF, the Parties hereto have caused this Amendment #2 to be executed by their respective duly authorized representatives.

Guardant Health, Inc.:		Illumina, Inc.:
By:	/s/ Michael Wiley	By:	/s/ Jeffrey S. Eidel
Name:	Michael Wiley	Name:	Jeffrey S. Eidel
Title:	Chief Legal Officer	Title:	VP, Corporate Development
Date:	12/21/16	Date:	Dec 24, 2016

Confidential
EXHIBIT A
Part 1 of 2 – HARDWARE [***]
The following tables list the Hardware subject to purchase under this Agreement and [***].

[***]	[***]	[***]
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[***]	[***]	[***]

Service Contracts
The instruments are provided with [***] which is equivalent to [***] level coverage. The first [***] can be upgraded for the difference between [***] and [***], as applicable.

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	[***]	[***]	[***]
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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] and [***]
For the avoidance of doubt, Customer shall not be entitled to [***] which would apply under this Agreement for units of Existing Hardware purchased prior to the Effective Date or for Hardware purchased outside of this Agreement after the Effective Date. [***] are calculated separately.

[***]	[***]	[***]
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[***]

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[***]
Illumina Qualification Services
Installation Qualification (IQ), Operational Qualification (OQ) and Instrument Performance Verification (IPV) are available upon Customer’s request at any time during the term of the Agreement. [***] are set forth in the table below.
The descriptions of these services are as follows:

•	Installation Qualification: documentation that facilities in which the Hardware has been installed are in accordance with requirements and safety regulations of the original manufacturer.

•	Operational Qualification: evaluates the correct functionality of the equipment under test by examining and quantifying the specifications after installation.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Instrument Performance Verification: ensures the accuracy of the Hardware after a major service event or replacement of specific modules.

[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]

Unless expressly noted otherwise, [***].
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Part 2 of 2 – CONSUMABLES [***]
The following tables list the Consumables subject to purchase under this Agreement and [***].
TG Consumables

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[***]	[***]
RUO Consumables

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]
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First Quote. Illumina will provide Customer a quotation referencing this Agreement and specifying [***] for each Consumable from the [***] (the “First Quote”). The First Quote [***] will be used on all Purchase Orders that are provided by Customer from the [***] (“First Quote Period”). Illumina shall make available to Customer [***] for all such TG Consumables and [***] for Non-TG Consumables for [***] and [***] for Non-TG Consumables for [***]. The Purchase Orders placed against the First Quote must reference the First Quote and this Agreement to be valid.
Second Quote Period. Illumina will provide Customer a quotation referencing this Agreement and specifying [***] for each Consumable from [***] (the “Second Quote”). The Second Quote [***] will be used on all Purchase Orders that are provided by Customer during such period (“Second Quote Period”). Illumina shall make available to Customer [***] that corresponds to the [***] by Customer for Consumables during the First Quote Period, [***], based on the [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The Purchase Orders placed against the Second Quote must reference the Second Quote and this Agreement to be valid.
Subsequent Purchase Periods
Following the Second Quote Period, no later than [***] of this Agreement, Illumina will issue a quotation referencing this Agreement and specifying [***] for each Consumable (the “[***] Quote”). Each [***] Quote [***] expires on [***] and [***] will be used on all Purchase Orders that are provided by Customer prior to the end of such [***] (each, an “[***] Purchase Period”). The [***] for TG Consumables and Non-TG Consumables shall correspond to the [***] by Customer for Consumables during the First Quote Period, [***], based on the [***]. For subsequent [***] Quotes thereafter, the [***] for TG Consumables and Non-TG Consumables shall be determined based on Consumables Spend during the [***]. The Purchase Orders placed against each [***] Quote must reference the [***] Quote and this Agreement to be valid. Additionally, Customer shall provide to Illumina a [***] forecast of its anticipated Consumable purchases (every [***]), which details the forecasted purchases by [***] (“Forecast”). For clarity, such Forecasts shall be solely for the purpose of estimating purchases during any given [***] Purchase Period and in no event shall constitute or be deemed a binding obligation by Customer to purchase any Consumables.
Consumables [***]
“Consumable Spend” equals the [***]. For the avoidance of doubt, the non-TG Consumables that are supplied as Temporary Consumables as of the Effective Date are subject to the non-TG Consumables [***] for so long as they are Temporary Consumables.
Consumable [***]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.